Supplement to the
Fidelity Value
Strategies Fund
January 29, 2007
Prospectus

At its December 2006 meeting, the Board of Trustees approved a new management contract for Fidelity Value Strategies Fund. It is expected that shareholders of record on May 21, 2007 will be asked to vote on the new management contract at a shareholder meeting on or about July 18, 2007. If shareholders approve, the new management contract will add a performance adjustment component to the management fee based on the fund's performance (calculated by reference to the investment performance of the fund's Retail Class) versus the Russell Midcap® Value Index and will allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

More detailed information will be contained in the proxy statement, which is expected to be available after May 21, 2007.

SOI-07-01 March 6, 2007
1.708013.120